Exhibit 32.02

                         CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report of Photovoltaic Solar Cells, Inc. (the "Company") on Form 10-QSB for the quarter ended November 30, 2007 as filed with the Securities and Exchange Commission on or about the date hereof ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 28, 2007          /s/ Harvey Judkowitz
                                  -------------------------
                                  Harvey Judkowitz,
                                  Treasurer






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